SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential,  for  Use  of   the   Commission   Only   (as   permitted   by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                    King Power International Group Co., Ltd.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     1) Title of each class of securities to which transaction applies:
        ______________________________________________________________
     2) Aggregate number of securities to which transaction applies:
        ______________________________________________________________
     3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ______________________________________________________________
     4) Proposed maximum aggregate value of transaction:
        ______________________________________________________________
     5) Total fee paid: ______________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:_________________________________
       2)   Form, Schedule or Registration No.:_____________________
       3)   Filing Party; __________________________________________
       4)   Date Filed: ____________________________________________

                    KING POWER INTERNATIONAL GROUP CO., LTD.
                             27th Floor, Siam Tower
                            989 Rama I Road, Patumwan
                             Bangkok 10330 Thailand


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


The Annual Meeting of Stockholders of King Power International Group Co., Ltd. (the "Company") will be held in the conference room on the 27th Floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand on Wednesday, June 20, 2001 beginning at 10:00 a.m., local time, for the following purposes:

     1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on May 10, 2001 are entitled to notice of and to vote at this Annual Meeting of Stockholders or any adjournment thereof. The stock transfer books of the Company will remain open.

     You are invited to attend the Annual Meeting in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your wishes. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.


                       By Order of the Board of Directors,
                         Viratana Suntaranond, Secretary

Bangkok, Thailand
May 10, 2001


     A RETURN OF A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY.

                    KING POWER INTERNATIONAL GROUP CO., LTD.
                             27th Floor, Siam Tower
                            989 Rama I Road, Patumwan
                             Bangkok 10330 Thailand



                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 20, 2001

     This proxy statement and the accompanying form of proxy are being furnished to the stockholders of King Power International Group Co., Ltd. (herein the "Company") on or about May 10, 2001 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday June 20, 2001 beginning at 10:00 a.m., local time, in the conference room on the 27th Floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand, and at any adjournment thereof.

     The matters to be considered and acted upon at the Annual Meeting are described in the foregoing notice of the Annual Meeting and in this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about May 10, 2001 to all stockholders of record on May 10, 2001. Shares of the Company's common stock, par value $.001 (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a stockholder. As to the election of directors, a stockholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the stockholder in the appropriate area. See "Proposal One:
Election of Directors" below. With respect to other proposals, a stockholder may, by checking the appropriate box on the proxy: (i) vote "FOR" the proposal;
(ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" from voting on the proposal.

     THE PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS OF THE COMPANY BENEFICIALLY OWN APPROXIMATELY 63% OF THE ISSUED AND OUTSTANDING COMMON STOCK AND HAVE ADVISED THE COMPANY OF THEIR INTENTION TO VOTE SUCH SHARES IN FAVOR OF PROPOSALS ONE AND TWO.

     Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company; (ii) executing and delivering a proxy bearing a later date; or
(iii) appearing at the Annual Meeting and voting in person.

     The Company will bear the expense of preparing, printing, and mailing the proxy solicitation material and the form of proxy. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward material to beneficial owners of stock held of record by them and the Company will reimburse such persons for their reasonable expenses in doing so. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, telefax, telegram or in person.

     If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon. If no instructions are given regarding the matters to be acted upon, the shares represented by the proxy will be voted: (i) for the election of the directors nominated herein; and (ii) to give discretionary authority to the proxyholders to vote on any business that may properly come before the meeting or any adjournment thereof.


     RETURNING A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN.


                                  VOTING RIGHTS

     Only holders of record of outstanding shares of Common Stock of the Company at the close of business on May 10, 2001 are entitled to one vote for each share held on all matters coming before the Annual Meeting. There were 20,250,000 shares of Common Stock outstanding and entitled to vote on May 10, 2001. The Company's Articles of Incorporation prohibit cumulative voting with respect to directors.


                                METHOD OF VOTING

     To be elected, each director must receive the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting. Approval of Proposal Two will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy. Abstentions will have the effect of a vote against a proposal. Non-votes (as defined below) will have no effect on the voting regarding any of the proposals. A "non-vote" occurs when a nominee holding shares for a beneficial owner has voted on certain matters at the Annual Meeting pursuant to discretionary authority or instructions from the beneficial owner but may not have received instructions or exercised discretionary voting power with respect to other matters.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


     The following table sets forth certain information as of May 10, 2001 with regard to the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) by the officers, directors and nominees for director of the Company individually and (iii) by the officers and directors as a group.

       (1)                                   (2)                          (3)
Name and Address             Number of Shares Beneficially Owned        Percent
----------------             -----------------------------------        -------


Vichai Raksriaksorn (1)               5,748,000 (1)                      28.38%
Viratana Suntaranond (2)              3,000,000 (2)                      14.81%
Aimon Raksriaksorn (3)                3,000,000 (3)                      14.81%
Suwan Panyapas                             -0-                             *
Dharmnoon Prachuabmoh                      -0-                             *
Chulchit Bunyaketu                         -0-                             *
Preeyaporn Thavornun                       -0-                             *
Niphon Raksriaksorn (4)               1,037,883 (4)                       5.12%

TOTAL 8 persons                      12,785,883 (1)(2)(3)(4)             63.14%

* less than 1 %

(1) This excludes 3,000,000 shares owned by his wife, Aimon Raksriaksorn, as her separate property, as well as 446,000 shares owned by his daughter, Voramas Raksriaksorn. Mr. Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares.

(2) This excludes 1,000,000 shares owned by his wife, Umaratana Suntaranond, as her separate property, as well as 150,000 shares in the aggregate owned by his three children. Mr. Suntaranond disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares.

(3) This excludes 5,748,000 shares owned by her husband, Vichai Raksriaksorn, as his separate property, as well as 5,000 shares owned by her mother, Auemporn Boonkhant. Ms. Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares.

(4) This excludes 5,748,000 shares owned by his uncle, Vichai Raksriaksorn, as his separate property. Mr. Niphon Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares.

                       PROPOSAL ONE: ELECTION OF DIRECTORS


     The Board of  Directors  of the Company has  nominated  seven (7)  persons:
Vichai Raksriaksorn, Viratana Suntaranond, Aimon Raksriaksorn, Suwan Panyapas, Dharmnoon Prachuabmoh , Chulchit Bunyaketu, and Preeyaporn Thavornun for election to the Board of Directors, each to serve a term of one year until the next Annual Meeting of Stockholders or until his successor is elected and qualified. Each of the nominees is currently serving as a director except for Chulchit Bunyaketu and Preeyaporn Thavornun and has consented to his nomination and, so far as the Company is aware, will serve as a director if elected.

     For information regarding the background and business experience of each nominee, see "DIRECTORS AND EXECUTIVE OFFICERS" below. The shares represented by proxies will be voted as specified by each stockholder. If a stockholder does not specify his or her choice in writing, the shares will be voted in favor of the election of the nominees listed except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such other person as the Board of Directors may recommend.


     The Board of Directors unanimously recommends that the stockholders of the Company vote FOR all of the nominees for director.



                        DIRECTORS AND EXECUTIVE OFFICERS


     The following sets forth certain information regarding the background and business experience (limited to positions held during the last five years) of the Company's Directors and nominees for Director (each of whom, except Chulchit Bunyaketu, and Preeyaporn Thavornun has served since June 1997) and the Company's executive officers:

Name                            Age           Position
----                            ---           --------

Vichai Raksriaksorn             42            Chairman, Chief Executive
                                              Officer and Director

Viratana Suntaranond            59            Chief Financial Officer,
                                              Secretary, Treasurer and Director

Aimon Raksriaksorn              43            Deputy Managing Director
                                              and Director

Suwan Panyapas                  56            Director

Dharmnoon Prachuabmoh           66            Independent Director

Chulchit Bunyaketu              58            Independent Director

Preeyaporn Thavornun            49            Independent Director

(Each of whom, except Chulchit Bunyaketu, and Preeyaporn Thavornun have served since June 1997)

Vichai Raksriaksorn

1999-Present      Acting  Managing  Director  of King  Power International Group
                  Co., Ltd.
1997-Present      Chairman,  Chief  Executive Officer and Director of King Power
                  International Group Co., Ltd.
                  Managing Director of King Power Duty Free Co., Ltd.
                  Chairman of King Power On Board Sale & Services Co., Ltd.
1994-Present      Chairman of King Power International Co., Ltd.
                  Chairman of V&A Holdings Co., Ltd.
1993-Present      Chairman of King Power Tax Free Co., Ltd.
                  Chairman of Capitalux Co., Ltd.
1991-Present      Chairman of TAT (Phnompenh) Duty Free Co., Ltd.
1989-1999         Managing Director of Downtown D.F.S. (Thailand) Co., Ltd.


Viratana Suntaranond

1997-Present      Chief Financial Officer, Secretary and Director of King  Power
                  International Group Co., Ltd.
                  Executive Director and Managing Director of  King  Power  Duty
                  Free Co., Ltd.
1994-1997         Director of Big Hand Co., Ltd.
1993-Present      Managing Director of King Power Tax Free Co., Ltd.
1992-Present      President of U.M.P. Commercial Co., Ltd.
1985-Present      President of Niji (Thailand) Co., Ltd.
1984-Present      Managing Director of Thai-Tai International Trading Co., Ltd.


Aimon Raksriaksorn

1997-Present      Deputy  Managing  Director  and   Director   of   King   Power
                  International Group Co., Ltd.
                  Executive  Director  of  King  Power  On Board Sale & services
                  Co., Ltd.
1996-Present      Executive Director of King Power Duty Free Co., Ltd.
1994-Present      Executive Director of King Power International Co., Ltd.
                  Executive Director of TOP Tourist Service Co., Ltd.
1993-Present      Executive Director of King Power Tax Free Co., Ltd.
                  Executive Director of TAT Phnom Penh Co., Ltd.
1989-Present      Managing Director of Thai Nishikawa International Co., Ltd.

Suwan Panyapas

1999-Present      Board of Director of V.R.J. International Co., Ltd.
                  Board of Director of C.A.S. Intertrade Co., Ltd.
1997-Present      Director and Senior Advisor of King Power International  Group
                  Co., Ltd.
1996-1999         Senator of Thai National Assembly
1992-2000         Board of Director of Infotel Communication Co., Ltd.
1991-Present      Advisor to TAT Duty Free Co., Ltd.
1989-Present      Advisor & Shareholder of Downtown DFS (Thailand) Co., Ltd.
1989-1991         Managing Director of TAT Duty Free Co., Ltd.
Some Special Positions Held:

o        Member  of  Committee  Training  Successful   Candidates  appointed  to
         Juvenile Court.
o        Member of  Sub-Committee on the Development of Judicial and Ministerial
         System.
o        Member of Committee/Secretary on Selection Test for Judicial Officer
o        Senior Judge of Thonburi Court
o        Chief Judge of Udon Thanee District Court
o        Chief Judge attached to the Ministry of Justice


Dharmnoon Prachuabmoh

1997-Present      Director of King Power International Group Co., Ltd.
                  Life Member, Pacific Asia Travel Association (PATA)
1995-1996         Member of the Thai Parliament, House of Representatives
                  Advisor to Deputy Minister,  Ministry  of  Communications  and
                  Transport
                  Vice Chairman, Tourism Committee (House of Representatives)
1988-1995         President  of  Thailand  Incentive  and Convention Association
                  (TICA)
1988-1989         President of Pacific Asia Travel Association
1986-1994         Governor of Tourism Authority of Thailand (TAT)

Chulchit Bunyaketu

2000              Board Director of Total Access Communication Co., Ltd.
1999              Board Director of Universal Utilities Co., Ltd
1998-Present      Managing Director, Thai Oil Company Limited
1998              Managing Director, Thaioil Power Company Limited
                  Board Director of the Petroleum Authority of Thailand
                  Board Director of Thai Lube Blending Co., Ltd.
1997              Advisor to Board  Director  of  Broadcasting  Director  Board,
                  Royal Thai Army Radio & Television
1996              Board  Director  of  the  Population  &  Community Development
                  Association
                  Board Director of Thai Army Television Channel 5 & 7
                  Board Director of Thai Paraxylene Company Limited
                  Board Director of Thaioil Power Company Limited
                  Board Director of Independent Power (Thailand) Company Limited
1994              Deputy Managing Director, Thai Oil Company Limited
1995              Board Director of Thai Lube Base Public Company Limited
1996              Board  Director  of  Eastern  Water  Resources Development and
                  Management Co., Ltd.,
                  Provincial Water Works Authority
                  Board Director of Bangkok Mass Transit System Corp. Ltd.


Preeyaporn Thavornun

1997-Present      Direct Distributor of Amway (ruby)
1985-1997         Vice President  of  Provident Fund Management Department  Asia
                  Credit Ltd.
1975-1985         Manager  of  Accounting of Cathay Trust Finance and Securities
                  Co., Ltd.
1974-1975         Accounting Staff of Thai Military Bank, Samutprakarn Branch


Directors of the Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Vichai Raksriaksorn and Aimon Raksriaksorn are husband and wife. None of the other directors or executive officers are related. Executive officers are elected by the Company's Board of Directors to hold office until their respective successors are elected and qualified.

The Company's bylaws provide that directors may be paid their expenses, if any. Directors were not paid an annual retainer but they were each paid approximately $2,500 - $7,200 per annum to attend meetings of the Board of Directors, Board of Executive Officers, or of its committees held in 2000.

                      Committees of the Board of Directors

     The Board of Directors has two committees: the Audit Committee and Compensation Committee. The Audit Committee is composed of Dharmnoon Prachuabmoh, Chulchit Bunyaketu, and Preeyaporn Thavornun with Mr. Prachuabmoh being the Chairman. The Audit Committee is responsible for recommending the annual appointment of the Company's auditors, with whom the Audit Committee will review the scope of audit and non-audit assignments and related fees, accounting principles used by the Company in financial reporting, internal auditing procedures and the adequacy of the Company's internal control procedures. The Compensation Committee is composed of Vichai Raksriaksorn, Suwan Panyapas, and Dharmnoon Prachuabmoh with Mr. Raksriaksorn being the Chairman. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning all forms of compensation paid to the Company's executive officers.

There were 3 meetings of Board of Directors during 2000.

There was 3 meeting of the Audit Committee and 1 meeting of the Compensation Committee during 2000.


                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth certain information about the cash and non-cash compensation paid by the Company to its Executive
Officers for the fiscal year ended  December 31, 1996,  1997,  1998,  1999,  and
2000. None of the Company's executive officers or directors received cash and/or non-cash compensation in excess of $100,000 for any of those fiscal years.

Summary Compensation Table

----------------- -------------------------------------- ----------------------------- -------------
      (a)                     Annual Compensation            Long Term Compensation
    Name and                                               Awards              Payouts
   Principal                                                                               (i)
    Position
----------------- -------------------------------------- ----------------------------- ------------
                    (b)    (c)       (d)         (e)         (f)        (g)      (h)
----------------- ------ --------- ------- ------------- ------------- ------- ------- ------------
                   Year   Salary    Bonus   Other Annual  Restricted   Option/ LTIP     All Other
                                            Compensation Stock Awards  SARs(#) Payouts Compensation
----------------- ------ --------- ------- ------------- ------------- ------- ------- ------------
Vichai             2000   74,554      -         7,256*        -          -        -         -
Raksriaksorn       1999   79,317      -         5,000         -          -        -         -
Chairman & CEO     1998     -         -         5,000         -          -        -         -
                   1997     -         -         6,800         -          -        -         -
                   1996     -         -           -           -          -        -         -
----------------- ------ --------- ------- ------------- ------------- ------- ------- ------------
Viratana           2000   59,643      -         6,262**       -          -        -         -
Suntaranond        1999   63,454      -         5,000         -          -        -         -
Executive          1998     -         -         5,000         -          -        -         -
Director & CFO     1997     -         -         6,800         -          -        -         -
                   1996     -         -           -           -          -        -         -
----------------- ------ --------- ------- ------------- ------------- ------- ------- ------------
Aimon              2000   59,643      -         5,517**       -          -        -         -
Raksriaksorn       1999   63,454      -         2,000         -          -        -         -
Deputy             1998   53,000      -         2,000         -          -        -         -
Managing           1997     -         -         6,800         -          -        -         -
Director           1996     -         -           -           -          -        -         -
----------------- ------ --------- ------- ------------- ------------- ------- ------- ------------


* Vichai Raksriaksorn received meeting compensation from the Board of Directors's Meeting, the Board of Executive Officers' s Meeting, and Audit Committee Meeting.

**       Viratana   Suntaranond   and  Aimon   Raksriaksorn   received   meeting
         compensation from the Board of Directors's Meeting and the Board of Executive Officers' s Meeting.


The Company has no employment agreements with any of its executive officers or directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to the Company, or written representations that no Form 5s were required, the Company believes that during the 1999 fiscal year all Section 16(a) filing requirements applicable to its greater than 10% beneficial owners, directors and officers were complied with in a timely fashion.


                                 ANNUAL REPORTS


The Annual Report to Stockholders for the fiscal year that ended December 31, 2000, including financial statements, is being furnished with this Proxy Statement to stockholders of record as of May 10, 2001. The Company will provide without charge, at the written request of any stockholder of record, a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission, except exhibits thereto. Neither of these Annual Reports forms any part of the material for solicitation of proxies.


                              STOCKHOLDER PROPOSALS


Any stockholder who intends to present a proposal for consideration at the Company's next Annual Meeting of Stockholders and wishes to have the proposal included in the Company's proxy statement for that meeting must submit the proposal to the Secretary of the Company no later than February 1, 2002. All such proposals must be in compliance with the applicable regulations of the Securities and Exchange Commission.



                       By Order of the Board of Directors,


                         Viratana Suntaranond, Secretary
                                  May 10, 2001

                    KING POWER INTERNATIONAL GROUP CO., LTD.
               27TH FLOOR, SIAM TOWER, 989 RAMA I ROAD, PATUMWAN,
                             BANGKOK 10330 THAILAND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Vichai Raksriaksorn and Viratana Suntaranond and each of them as proxies with power of substitution to vote all shares of King Power International Group Co., Ltd. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders on June 20, 2001, to be held in the conference room on the 27th floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand beginning at 10:00 a.m., or at any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which may come before the meeting.

         1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified.

         A.  [  ]  FOR the nominees listed below
         B.  [  ]  WITHHOLD AUTHORITY to vote for all nominees listed below
         C.  [  ]  FOR ALL NOMINEES EXCEPT:

Instructions: To withhold authority to vote for any individual(s), choose C and write in the name of the nominee(s) on this line_______________________________. Nominees are Vichai Raksriaksorn, Viratana Suntaranond, Aimon Raksriaksorn, Suwan Panyapas, Dharmnoon Prachuabmoh, Chulchit Bunyaketu, and Preeyaporn Thavornun.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                  FOR [ ]        AGAINST [ ]       ABSTAIN [ ]

         This proxy will be voted in accordance with the stockholder's specifications. Unless directed to the contrary, this proxy will be voted FOR Items 1 and 2. A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein. Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.

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                                                       (signature)

              Date:_________, 2001        -------------------------------------
                                                       (signature)

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                                                 Please print your name(s)

(Please sign your name(s) as fully and exactly as listed. When signing in a fiduciary or representative capacity, please give full title as such. When there is more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer.)

PLEASE MARK, SIGN, DATE AND MAIL IN THE ENVELOPE PROVIDED.